                                                                    EXHIBIT 10.3

                    SETTLEMENT AGREEMENT AND MUTUAL RELEASE

          This Settlement Agreement and Mutual Release ("Agreement") is entered into as of this 6th day of March 1997 by and between VIRTUAL GAMING TECHNOLOGIES, INC., a Delaware corporation formerly known as "Internet Gaming Technologies, Inc." ("VGT"), EMERALD RIVIERA LIMITED, an Irish corporation ("ERL"), DANIEL B. NAJOR, an individual ("Najor"), and JOSEPH R. PARAVIA, an individual ("Paravia"), on the one hand, and EXECUTONE INFORMATION SYSTEMS, INC., a Virginia corporation ("Executone"), and UNISTAR ENTERTAINMENT, INC., a Colorado corporation ("Unistar"), on the other hand. VGT, ERL, Najor and Paravia are sometimes collectively referred to herein as the "VGT Parties." Executone and Unistar are sometimes collectively referred to herein as the "Executone Parties."

                                R E C I T A L S
                                - - - - - - - -

          A. VGT and Unistar have entered into that certain Securities Purchase Agreement dated September 5, 1996 ("Purchase Agreement") pursuant to which Unistar agreed to purchase, and VGT agreed to sell to Unistar, up to 600,000 shares (the "Shares") of VGT's $.00001 par value common stock ("Common Stock"), at a price of $5.00 per Share, subject to the satisfaction of certain conditions set forth in the Purchase Agreement. As of the date of this Agreement, Unistar has purchased 140,000 Shares and, in consideration thereof, has delivered to VGT $700,000.

          B.  Concurrent with the parties' execution of the Purchase Agreement:
VGT, Executone and Najor executed that certain Shareholders Agreement ("Shareholders Agreement") dated September 5, 1996; VGT, Executone, Unistar and CasinoWorld Holdings, Ltd., a Delaware corporation ("CWH"), entered into that certain Mutual Cooperation Agreement ("Cooperation Agreement") dated September 5, 1996; and VGT, Executone, Unistar and CWH entered into that certain Hardware, Mutual Use and Emergency Backup Agreement ("Backup Agreement") dated September 5, 1996.

          C. Certain disputes and differences have arisen by and between the VGT Parties, on the one hand, and the Executone Parties, on the other hand, with regard to transactions contemplated by the aforementioned agreements, and the parties now desire and intend by this Agreement, to resolve the disputes and differences, to discharge each other from any and all liability with reference thereto and to terminate all agreements or claims between them that exist as of the date hereof.

          D. The VGT Parties and the Executone Parties each intend to separately enter into agreements with CWH for purposes of restructuring the agreements each has previously entered into with CWH.

     It is agreed as follows:

     1.   Incorporation of Recitals.  The parties hereby acknowledge the above
          -------------------------
recitals and hereby agree to incorporate those recitals by this reference into the terms of the Agreement.

     2.   Termination of Agreements.  Except for those agreements,
          -------------------------
representations and warranties provided for herein:

          A. The VGT Parties and Executone Parties hereby mutually agree to the termination of the Purchase Agreement and the Shareholders Agreement, including the termination and nonsurvival of all representations, warranties and covenants thereunder; and

          B. The VGT Parties and the Executone Parties hereby mutually agree to release the other from all obligations, covenants and claims, both past, present and in the future, under the Cooperation Agreement and Backup Agreement and, for all practical purposes, to terminate such agreements vis-a-vis each other.

          C. All of the parties further agree to the termination of all other agreements, understandings or arrangements between the VGT Parties, or any one of them, on the one hand, and the Executone Parties, or any one of them, on the other hand, including all such agreements regarding noncompetition, disclosure or use of trade secrets or confidential information.

     3.   Release.
          -------

          A. Each of the VGT Parties do hereby release, acquit and forever discharge each of the Executone Parties and their heirs, executors, administrators, predecessors, successors and assigns, subsidiaries, insurers, representatives, officers, directors, employees, consultants, agents, attorneys and affiliates from any and all claims, demands, actions, causes of action, damages, costs, or other claims whatsoever in law or equity, which any of the VGT Parties may have against any of the Executone Parties pertaining to, relating to, connected with, or arising out of any matter or thing whatsoever whether or not relating to or arising out of the Purchase Agreement, Shareholders Agreement, Cooperation Agreement or Backup Agreement. In so doing, each of the VGT Parties releases, relinquishes, remises, waives forever, discharges, absolves, and quits each of the Executone Parties from each, every and all things, including by way of example, but not limitation, each, every and all manner of actions, causes of action, liabilities, debts, sums of money, controversies, indebtedness, breaches of contract, breaches of duty or any relationships, acts, omissions, promises, agreements, representations, damages and any demand of any type, nature, kind or description, whether in law or in equity, or otherwise, by reason of any matters, causes or things, whatsoever, whether known or unknown, suspected or unsuspected, heretofore or now existing which could, might or may be claimed to exist from the beginning of time unto the date of these presents.

          B. Each of the Executone Parties do hereby release, acquit and forever discharge each of the VGT Parties and each of their heirs, executors, administrators, predecessors, successors and assigns, subsidiaries, insurers, representatives, officers, directors, employees, consultants, agents, attorneys and affiliates from any and all claims, demands, actions, causes of action, damages, costs, or other claims whatsoever in law or equity, which any of the Executone Parties may have against any of the VGT Parties pertaining to, relating to, connected with, or arising out of any matter or thing whatsoever whether or not relating to or arising out of the Purchase Agreement, Shareholders Agreement, Cooperation Agreement or Backup Agreement. In so doing, each of the Executone Parties releases, relinquishes, remises, waives forever, discharges, absolves, and quits each of the VGT Parties from each, every and all things, including by way of example, but not limitation, each, every and all manner of actions, causes of action, liabilities, debts, sums of money, controversies, indebtedness, breaches of contract, breaches of duty or any relationships, acts, omissions, promises, agreements, representations, damages and any demand of any type, nature, kind or description, whether in law or in equity, or otherwise, by reason of any matters, causes or things, whatsoever, whether known or unknown, suspected or unsuspected, heretofore or now existing which could, might or may be claimed to exist from the beginning of time unto the date of these presents.

          C.  Waiver of Code Provisions.  Each of the parties hereto does hereby
              -------------------------
acknowledge and agree that it is their intention that this Agreement shall be effective as a full and final accord and satisfaction and settlement of and as a bar to each and every claim, demand, debt, account, reckoning, liability, obligation, cost, expense, lien, action and cause of action, heretofore referred to and released, which any of the parties had, or has had against the other. In connection with such waiver and relinquishment, each of the parties hereto acknowledges that they are aware that they or their attorney may hereafter discover facts different from or in addition to the facts which they or their attorney now know or believe to be true with respect to the subject matter of this Agreement, but that it is their intention to fully, finally, absolutely and forever settle any and all claims, disputes and differences which to now exist or heretofore have existed between the parties, and that in furtherance of such intention the mutual releases herein given shall be and remain in effect as full and complete general mutual releases notwithstanding the discovery of any such different or additional facts. Therefore, each of the parties hereto acknowledges that they have been informed by their respective attorneys and/or advisors of, and that they are familiar with Section 1542 of the Civil Code of the State of California which provides as follows:

          "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

Each of the parties hereto does hereby abandon, release, waive and relinquish all rights and benefits which they may acquire under Section 1542 of the Civil Code of the State of California pertaining to the subject matter of this Agreement.

          D.  No Admission of Liability.  It is expressly understood,
              -------------------------
acknowledged and agreed to that by reason of entering into this Agreement, none of the parties admit, expressly or impliedly, any fact or liability of any type or nature with respect to any matter, whether or not referred to herein, and none of the parties have made any such admission and this Agreement is entered into solely by way of compromise and settlement only.

          E.  Ownership of Claims.  The parties represent and warrant that there
              -------------------
has been no assignment or other transfer of any interest in any claim which they might have and therefore each of the undersigned agree to defend, indemnify and hold the other harmless from any liabilities, claims, demands, damages, costs, expenses and attorneys' fees incurred, as a result of any person asserting any such assignment or transfer of any rights or claims under such assignment or transfer.

     4.   Consideration.
          -------------

          A.  By the VGT Parties.  In consideration of the releases provided by
              ------------------
the Executone Parties herein, VGT agrees:

              (i) To readjust the Share purchase price to $3.00 per Share, subject to further adjustment as provided for in Section 5.6 below, and to sell to Unistar an aggregate of 233,333 Shares for the total consideration of $700,000, of which VGT acknowledges its prior receipt of $700,000 from Unistar, subject to Section 5.13 of this Agreement, and Unistar acknowledges its prior receipt of 140,000 Shares from VGT;

              (ii) To issue to Unistar a common stock purchase warrant ("Warrant"), in the form attached hereto as Exhibit A, entitling Unistar to purchase up to 200,000 shares of Common Stock over a five year period at $3.45 per share, subject to certain adjustments as provided for in the Warrant.

              (iii) To grant Unistar, for no additional consideration, a non-exclusive, non-assignable royalty-free license ("Limited License") to VGT's software applications ("Software Technology") relating to gaming for use by Unistar in operating State or Indian bingo or lottery games; provided, however, that Unistar shall not use such Software Technology to compete with a pre-existing gaming operation of VGT. VGT further agrees to assist Unistar, at Unistar's request, in the further development of the Software Technology for Unistar's use under the Limited License subject to the terms, including the fees payable to VGT for such services, to be mutually agreed on by the parties at a later date.

              (iv) The VGT Parties further agree that for a period of five years following the date of this Agreement, the VGT Parties, and each of them, will keep confidential and will not directly or indirectly divulge to anyone nor use or otherwise appropriate for their own benefit, or on behalf of any other person, firm, partnership or corporation by whom such party might be employed or otherwise associated or affiliated with, any of the marketing and business plans, client and customer lists and other marketing information and strategies developed by or on behalf of any of the VGT Parties and previously disclosed to any of the VGT Parties ("Executone Confidential Information"). The

VGT Parties hereby agree to immediately return to Executone all of the documents, computer printouts and disks, computer software, computer hardware, memoranda, notebooks, correspondence, files, lists and other records and the like and all photocopies or other reproductions thereof that include or reflect the Executone's Confidential Information.

          A.  By the Executone Parties.  In consideration of the releases
              ------------------------
provided by the VGT Parties herein:

              (i) Unistar agrees to purchase an additional 93,333 Shares, subject to Section 5.13 of this Agreement, against the $700,000 previously delivered to the Company; and

              (ii) The Executone Parties further agree that for a period of five years following the date of this Agreement, the Executone Parties, and each of them, will keep confidential and will not directly or indirectly divulge to anyone nor use or otherwise appropriate for their own benefit (except as expressly provided for herein), or on behalf of any other person, firm, partnership or corporation by whom such party might be employed or otherwise associated or affiliated with, any of the Software Technology, marketing and business plans, client and customer lists and other marketing information and strategies developed by or on behalf of any of the VGT Parties and previously disclosed to any of the Executone Parties ("VGT Confidential Information"). The Executone Parties hereby agree to immediately return to VGT all of the documents, computer printouts and disks, computer software, computer hardware, memoranda, notebooks, correspondence, files, lists and other records and the like and all photocopies or other reproductions thereof that include or reflect the VGT Confidential Information.

          C.  Deliveries.  VGT and Unistar shall each deliver to the other
              ----------
concurrent with the execution of this Agreement all deliveries to be made under this Section 4.

     5.   Representation and Warranties of VGT.
          ------------------------------------

          As a material inducement to Unistar to enter into this Agreement and to purchase the Shares, VGT represents and warrants that the following statements are true and correct in all material respects as of the date hereof, except as expressly qualified or modified herein.

          5.1  Organization and Good Standing.  VGT is a corporation duly
               ------------------------------
organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and authority to enter into and perform its obligations under this Agreement, and to own its properties and to carry on its business as presently conducted and as proposed to be conducted. VGT is duly qualified to do business as a foreign corporation in every jurisdiction in which the failure to so qualify would have a material adverse effect upon VGT.

          5.2  Capitalization.  The authorized capital stock of VGT consists of
               --------------
15,000,000 shares of Common Stock of which 5,845,192 shares of Common Stock are issued and outstanding as of the date of this Agreement. All outstanding shares of Common

Stock have been duly authorized and validly issued, and are fully paid, nonassessable, and free of any preemptive rights. Except for options held by management to purchase 480,000 shares of Common Stock, there are no outstanding rights to purchase or securities convertible or exchangeable for any capital stock of VGT or any agreement requiring VGT to issue such rights or securities. Except as set forth herein, VGT is under no obligation (contingent or otherwise) to purchase or otherwise acquire or retire any of its securities.

          5.3  Subsidiaries.  VGT does not own, directly or indirectly, any
               ------------
equity or debt securities of any corporation, partnership, or other entity, other than its equity interest in Internet Gaming Technologies, Inc., a Nevada corporation, and Emerald Riviera Ltd., an Irish corporation (the
"Subsidiaries"), both of which are wholly-owned subsidiaries of VGT.

          5.4  Validity of Transactions.  This Agreement, and each document
               ------------------------
executed and delivered by VGT in connection with the transactions contemplated by this Agreement, have been duly authorized, executed and delivered by VGT and is each the valid and legally binding obligation of VGT, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency reorganization and moratorium laws and other laws affecting enforcement of creditor's rights generally and by general principles of equity. The Shares issuable hereunder, when issued and paid for by Unistar in accordance with the terms of this Agreement, will be duly authorized, validly issued, fully paid and nonassessable.

          5.5  No Violation.  The execution, delivery and performance of this
               ------------
Agreement has been duly authorized by VGT's Board of Directors and, to the extent necessary, the shareholders of VGT, will not violate any law or any order of any court or government agency applicable to VGT, or the Certificate of Incorporation or Bylaws of VGT, as amended, and will not result in any breach of or default under, or, except as expressly provided herein, result in the creation of any encumbrance upon any of the assets of VGT pursuant to the terms of any agreement or instrument by which VGT or any of its assets may be bound. No approval of or filing with any governmental authority is required for VGT to enter into, execute or perform this Agreement.

          5.6  Litigation.  Except as set forth on VGT Disclosure Schedule
               ----------
attached hereto as Exhibit B ("VGT Disclosure Schedule"), there are no suits or proceedings (including without limitation, proceedings by or before any arbitrator, government commission, board, bureau or other administrative agency) pending or, to the knowledge of VGT, threatened against or affecting VGT which, if adversely determined, would have a material adverse effect on the consolidated financial condition, results of operations, prospects or business of VGT, and VGT is subject to or in default with respect to any order, writ, injunction or decree of any federal, state, local or other governmental department.

          5.7  Taxes.  Federal income tax returns and state and local income tax
               -----
returns for VGT have been filed as required by law; all taxes as shown on such returns or on any assessment received subsequent to the filing of such returns have been paid, and there are no pending assessments or adjustments or any income tax payable for which reserves, which are reasonably believed by VGT to be adequate for the payment of any additional taxes that may come due, have not been established. All other taxes imposed on VGT have been paid and any reports or returns due in connection herewith have been filed.

          5.8  No Defaults.  Except as set forth on VGT Disclosure Schedule, no
               -----------
material default (or event which, with the passage of time or the giving of notice, or both, would become a material default) exists or is alleged to exist with respect to the performance of any obligation of VGT under the terms of any indenture, license, mortgage, deed of trust, lease, note, guaranty, joint venture agreement, operating agreement, partnership agreement, or other contract or instrument to which VGT is a party or any of their assets are subject, or by which they are otherwise bound, and, to the best knowledge of VGT, no such default or event exists or is alleged to exist with respect to the performance of any obligation of any party thereto.

          5.9  Corporate Documents.  VGT has furnished to Unistar, or will
               -------------------
furnish upon request, true and complete copies of the Certificate of Incorporation and Bylaws of VGT certified by its secretary and copies of the resolutions adopted by VGT's Board of Directors authorizing and approving this Agreement and the transactions contemplated hereby.

          5.10 Compliance with Laws.  VGT has complied in all material respects
               --------------------
with all laws, regulations and orders affecting its business and operations and is not in default under or in violation of any provision of any federal, state or local rule, regulation or law.

          5.11 Securities Law Compliance.  Assuming the accuracy of the
               -------------------------
representations and warranties of Unistar set forth in Section 6 of this Agreement, the offer, issue, sale and delivery of the Shares under the circumstances contemplated by this Agreement constitutes or will constitute an exempt transaction under the Securities Act of 1933 (the "1933 Act"), as now in effect, and registration of the Shares under the Securities Act, is not required, and no notice, filing, registration, or qualification under any U.S. state securities or "Blue Sky" law is required in connection therewith except for such filings as may be necessary to comply with the Blue Sky laws of any state, which filings will be made in a timely manner.

          5.12 Anti-Dilution Adjustment.  In the event that VGT shall at any
               ------------------------
time or from time to time during the twelve (12) month period immediately following the date of this Agreement issue, sell or otherwise dispose of shares of Common Stock (other than compensatory shares issued to management or employees of VGT) without consideration, or for a consideration per share less than $3.00 (in each case, a "Disposition"), then simultaneously with such Disposition VGT shall issue to Unistar, for no additional consideration, an additional number of shares of Common Stock equal to the amount obtained by subtracting (x) from (y), where (y) equals the number of shares of Common Stock issued to Unistar under this Agreement (including this Section 5.6) prior to the Disposition and (x) equals the total amount of consideration paid by Unistar to VGT divided by the consideration per share received by VGT in the Disposition.

          5.13 Co-Signature Arrangement.  Until such time as VGT has received
               ------------------------
equity or debt capital in an amount of not less than $2,000,000, in addition to the payments received from Unistar hereunder, VGT shall not disburse any portion of the $700,000 in cash proceeds delivered by Unistar at the initial Close without Unistar's prior written consent which shall not be unreasonably withheld. At Unistar's request, VGT shall deposit the $700,000 in a special operating account that requires two signatures, one from VGT and one of Unistar, for any withdrawals, transfers or check drafts.

          5.14 Governmental Consents.  No consent, approval, order or
               ---------------------
authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, local or provincial governmental authority on the part of VGT is required in connection with the consummation of the transactions contemplated by this Agreement.

          5.15 Patents and Trademarks.  VGT has sufficient title and ownership
               ----------------------
of all patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights and processes necessary for its business as now conducted and as proposed to be conducted by VGT without any conflict with or infringement of the rights of others. Except as disclosed in VGT Disclosure Schedule, there are no outstanding options, licenses, or agreements of any kind relating to the foregoing, nor is VGT bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity. Except as set forth on VGT Disclosure Schedule, VGT has not received any communications alleging that VGT has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity. VGT is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of his or her best efforts to promote the interests of VGT or that would conflict with VGT's business as proposed to be conducted. Neither the execution nor delivery of this Agreement, nor the carrying on of VGT's business by the employees of VGT, nor the conduct of VGT's business as proposed, will, to VGT's knowledge, conflict with or result in a material breach of the terms, conditions, or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated. VGT does not believe it is or will be necessary to utilize any inventions of any of its employees (or people it currently intends to hire) made prior to their employment by VGT.

          5.16 Compliance with Other Instruments.
               ---------------------------------

               (a) VGT is not in material violation or material default of any provisions of its Certificate of Incorporation or Bylaws or of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound or, to its knowledge, of any provision of federal or state statute, rule or regulation applicable to VGT. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any material portion of the assets of VGT.

               (b) VGT has avoided every condition, and has not performed any act, the occurrence of which would result in VGT's loss of any right granted under any license, distribution or other agreement which loss would have a material adverse effect on VGT.

          5.17 Agreements; Action.
               ------------------

               (a) Except for agreements disclosed in VGT Disclosure schedule or explicitly contemplated hereby, there are no agreements, understandings or proposed transactions between VGT and any of its officers, directors, affiliates, or any affiliate thereof which are material to the business, affairs, prospects, operations, properties, assets or financial condition of VGT.

               (b) Except for agreements disclosed in VGT Disclosure Schedule or explicitly contemplated hereby, there are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which VGT is a party or by which it is bound which may involve (i) obligations (contingent or otherwise) of, or payments to VGT in excess of, $25,000 except as entered into or made in connection with the business of VGT as proposed, or (ii) the license of any patent, copyright, trade secret or other proprietary right to or from VGT, or (iii) provisions restricting or affecting the development, manufacture or distribution of VGT's products or services, or
(iv) indemnification by VGT with respect to infringements of proprietary rights.

               (c) Except as disclosed in VGT Disclosure Schedule, VGT has not
(i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) except for legal fees incurred in connection with this transaction and loans received from Daniel Najor, incurred any indebtedness for money borrowed or any other liabilities individually in excess of $50,000, (iii) made any loans or advances to any person, other than ordinary advances for travel expenses, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

               (d) For the purposes of subsections (b) and (c) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities VGT has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

               (e) Except for agreements disclosed in VGT Disclosure Schedule, VGT is not a party to and is not bound by any contract, agreement or instrument, or subject to any restriction under its Certificate of Incorporation or Bylaws, which materially adversely affects its business as now conducted or as proposed to be conducted, its properties or its financial condition.

               (f) VGT has not engaged in the past three (3) months in any discussion (i) with any representative of any corporation or corporations regarding the consolidation or merger of VGT with or into any such corporation or corporations, (ii) with any corporation, partnership, association or other business entity or any individual regarding the sale, conveyance or disposition of all or substantially all of the assets of VGT or a transaction or series of related transactions in which more than fifty percent (50%) of the voting power of VGT is disposed of, or (iii) regarding any other form of acquisition, liquidation, dissolution or winding up of VGT.

          5.18 Disclosure.  VGT believes it has fully provided Unistar with all
               ----------
the information which Unistar has requested for deciding whether to purchase the Common Stock and all information which VGT believes is reasonably necessary to enable Unistar to make such decision. Neither this Agreement nor any other statements or certificates made or delivered in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading.

          5.19 Corporate Documents.  The Certificate of Incorporation and Bylaws
               -------------------
of VGT are in the form attached hereto as Exhibit D and Exhibit E, respectively.

          5.20 Title to Property and Assets.  VGT owns its property and assets
               ----------------------------
free and clear of all mortgages, liens, loans and encumbrances, except such encumbrances and liens which arise in the ordinary course of business and do not materially impair VGT's ownership or use of such property or assets. With respect to the property and assets it leases, VGT is in compliance with such leases and, to the best of its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances.

          5.21 Minute Books.  The minute books of the Company and its
               ------------
subsidiaries provided to Unistar contain a complete summary of all meetings of directors and stockholders since the time of incorporation and reflect all transactions referred to in such minutes accurately in all material respects.

     6.   Representations, Warranties and Covenants of Unistar.
          ----------------------------------------------------

          As a material inducement to VGT to enter into this Agreement and to sell and issue the Shares, Unistar represents, warrants and covenants that the following statements are true and correct as of the date hereof.

          6.1  Domicile and Accredited Unistar.  Unistar is domiciled in the
               -------------------------------
State of Connecticut, is a wholly-owned subsidiary of Executone Information Systems, Inc., a Virginia corporation, and is an accredited investor as that term is defined by Rule 501 under the 1933 Act.

          6.2  Power and Authority.  Unistar is duly organized, validly existing
               -------------------
and in good standing under the laws of the State of Colorado, and has taken all corporate and other action on the part of Unistar, as applicable, necessary for the execution, delivery and consummation of the transactions contemplated by this Agreement. Unistar has full and absolute right, power and authority and legal capacity to execute, deliver and perform this Agreement and all other agreements contemplated hereby to be executed by Unistar and, upon such execution, this Agreement and all such other agreements will be the valid and binding obligation of Unistar, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws of general application affecting enforcement of creditors rights generally.

          6.3  No Violation.  The execution, delivery and performance of this
               ------------
Agreement and all other agreements contemplated hereby to be executed and delivered by Unistar, and the consummation of the transactions contemplated hereby and thereby will not materially violate, with or without the giving of notice or the lapse of time, or both, any provision of law applicable to Unistar and will not conflict with or result in the breach or termination of any provision of, or constitute a default under, or give any person the right to accelerate any material obligation under, or result in the creation of any lien, security interest, charge or encumbrance upon any material properties, assets or business of Unistar, pursuant to the organizational or charter documents of Unistar, if any, or any indenture, mortgage, deed of trust, lien, lease or other instrument or agreement or any order, judgment, arbitration award or decree to which Unistar is a party or by which Unistar or any of its assets and properties is or may be bound.

          6.4  Acquisition for Investment.  Unistar is acquiring the Shares for
               --------------------------
its own account, for investment purposes only and not with a view to, or for sale in connection with, a distribution, as that term is used in Section 2(11) of the 1933 Act thereof in a manner which would require registration under the 1933 Act or any state securities laws.

          6.5  Restrictive Legend.  Unistar understands that the Shares have not
               ------------------
been registered under the 1933 Act, or the securities laws of any state, in reliance upon exemption from registration for nonpublic offers and sales of securities. Consequently, the right to transfer, sell, pledge or otherwise dispose of the Shares will be limited by the 1933 Act and the rules thereunder. Unistar understands and acknowledges that the certificates evidencing the Shares issued pursuant to this Agreement shall bear the following restrictive legend:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF A CURRENT AND EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT WITH RESPECT TO SUCH SHARES, OR AN OPINION OF THE ISSUER'S COUNSEL TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT

or such other restrictive legend as counsel to VGT may reasonably deem appropriate at the time of such issuance.

          6.6  Speculative Nature and Risk.  Unistar understands and
               ---------------------------
acknowledges the speculative nature of and substantial risk of loss associated with an investment in the Shares. Unistar represents and warrants that the Shares constitute an investment which is suitable and consistent with Unistar's financial condition and that Unistar is able to bear the risks of this investment for an indefinite period of time, which may include the total loss of Unistar's investment in VGT. Unistar further represents that Unistar has adequate means of providing for Unistar's current financial needs and corporate contingencies and that there is no need for liquidity in Unistar's investment in the Shares and that Unistar has sufficient financial and business experience to evaluate the merits and risks of an investment in VGT.

          6.7  Independent Investigation and Advisors.  Unistar confirms that
               --------------------------------------
(i) Unistar has received, reviewed, understands and has fully considered for purposes of Unistar's acquisition of the Shares VGT's financial statements, business plans and organizational documents, (ii) Unistar has been expressly offered the opportunity to be provided a copy of and to review all reports, documents and exhibits referenced therein and such other agreements, documents and information as Unistar deems necessary or appropriate in determining to make an investment in VGT; (iii) VGT has limited financial resources and will need sources of capital, in addition to the proceeds from the sale of the Shares under this Agreement, to implement its current business plan, the availability of which is uncertain and cannot be assured, and (iv) the Shares are highly speculative investments with a high degree of risk of loss by Unistar of his investment therein. In this regard, Unistar acknowledges that VGT's Private Placement Memorandum dated July 24, 1996 ("PPM") is no longer current and that it is not relying on the PPM in connection with its investment decision under this Agreement. Unistar represents and warrants that in making the decision to acquire the Shares, it has relied upon its own independent investigation of VGT and the independent investigations of VGT by its representatives, including his own professional legal, tax, and business advisors, and that Unistar and its representatives have been given the opportunity to examine all relevant documents and to ask questions of and to receive answers from VGT, or person(s) acting on its behalf, concerning the terms and conditions of acquisition by Unistar of the Shares and any other matters concerning an investment in VGT, and to obtain any additional information Unistar deems necessary or appropriate to verify the accuracy of the information provided.

     7.   Registration Rights.  To induce Unistar to purchase the Shares, VGT
          -------------------
has agreed to provide registration rights with respect to the Registrable Securities (as defined below) as set forth in this Section 7. VGT hereby covenants and agrees as follows:

          7.1  Definitions.  As used in this Section 7, the following terms have
               -----------
the meanings indicated:

          "Demand Registration" has the meaning assigned such term in Section 7.3(a).

          "Designated Holder" means each of the Holders and any transferee of any of them to whom Registrable Securities have been transferred, other than a transferee to whom such securities have been transferred pursuant to a registration statement under the 1933 Act or Rule 144 under the 1933 Act.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Inspector" has the meaning assigned such term in Section
7.6(a)(viii).

          "Holders" means Unistar and any Person to whom Registrable Securities are transferred by any of them.

          "NASD" has the meaning assigned such term in Section 7.6(a)(xiv).

          "Person" shall mean any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

          "Registrable Securities" mean each of the following: (a) the Shares,
(b) any shares of Common Stock issued pursuant to Section 5.6, (c) any shares ("Warrant Shares") of Common Stock issued or issuable upon exercise of the Warrant attached hereto as Exhibit I, and (d) any shares of Common Stock issued or issuable to the Holders of the Shares or the Warrant Shares by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise and shares of Common Stock issuable upon conversion, exercise or exchange thereof.

          "Registration Expenses" has the meaning assigned to such term in
Section 7.5(d).

          "SEC" means the Securities and Exchange Commission.

          "Underwriter" has the meaning assigned such term in Section 7.3(e).

     7.2  Securities Subject to this Agreement.
          ------------------------------------

          (a) Registrable Securities. For the purposes of this Agreement,
              ----------------------
Registrable Securities will cease to be Registrable Securities when a registration statement covering such Registrable Securities has been declared effective under the 1933 Act by the SEC and such Registrable Securities have been disposed of pursuant to such effective registration statement.

          (b) Holders of Registrable Securities. A Person is deemed to be a
              ---------------------------------
holder of Registrable Securities whenever such Person owns of record Registrable Securities, or holds an option to purchase, or a security convertible into or exercisable or exchangeable for, Registrable Securities whether or not such acquisition or conversion has actually been effected and disregarding any legal restrictions upon the exercise of such rights. If VGT receives conflicting instructions, notices or elections from two or more persons with respect to the same Registrable Securities, VGT may act upon the basis of the instructions, notice or election received from the registered owner of such Registrable Securities. Registrable

Securities issuable upon exercise of an option or upon conversion of another security shall be deemed outstanding for the purposes of this Agreement.

     7.3  Demand Registration.
          -------------------

          (a) Request for Demand Registration.  At any time during the eighteen
              -------------------------------
(18) month period commencing six (6) months from the initial Close, subject to extension as provided in Section 7.5 hereof, the Holders holding more than 50% of the Registrable Securities then held by all of the Holders may make a written request for registration (such Designated Holders making such request being deemed to be "Initiating Holders") of Registrable Securities under the 1933 Act, and under the securities or blue sky laws of any jurisdiction reasonably designated by such holder or holders (a "Demand Registration"); provided, VGT will not be required to effect more than two (2) Demand Registrations at the request of the Holders pursuant to this Section 7.3. Such request for a Demand Registration shall specify the amount of the Registrable Securities proposed to be sold, the intended method of disposition thereof and the jurisdictions in which registration is desired. Upon a request for a Demand Registration, VGT shall promptly take such steps as are necessary or appropriate to prepare for the registration of the Registrable Securities to be registered. Within 15 days after the receipt of such request, VGT shall give written notice thereof to all other Designated Holders holding Registrable Securities (the "Non-Initiating Holders") and include in such registration all Registrable Securities held by a Designated Holder with respect to which VGT has received written requests for inclusion therein within 15 days of the receipt by such Designated Holder of such written notice. Each such request shall specify the number of Registrable Securities to be registered, the intended method of disposition thereof and the jurisdictions in which registration is desired. Unless Designated Holders holding the majority of the Registrable Securities to be included in the Demand Registration consent in writing, no other party, including VGT (but not including any other Designated Holder), shall be permitted to offer securities under any such Demand Registration.

          (b) Effective Demand Registration. A registration shall not constitute
              -----------------------------
a Demand Registration until it has become effective and remains continuously effective until the earlier of (i) the date of sale of all Registrable Securities registered thereunder or (ii) 90 days from the effective date. VGT shall use its best efforts to cause any such Demand Registration to become effective not later than 90 days after it receives a request under Section 7.3(a) hereof.

          (c) Expenses. VGT shall pay all Registration Expenses (other than
              --------
underwriting discounts and commissions) in connection therewith, whether or not such Demand Registration becomes effective; provided, however, that each Designated Holder participating in such Demand Registration shall bear the costs of its own legal counsel.

          (d) Underwriting Procedures. If Initiating Holders holding a majority
              -----------------------
of the Registrable Securities held by all such Initiating Holders so elect, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of a firm commitment underwritten offering and the managing underwriter or underwriters selected for such offering shall be the Underwriter selected in accordance with Section 7.3(e). In such event, if the Underwriter advises VGT in writing that in its opinion the aggregate amount of such Registrable Securities requested to be included in such offering is sufficiently large to have a material adverse affect on the success of such offering, VGT shall include in such registration only the aggregate amount of Registrable Securities that in the opinion of the Underwriter may be sold without any such material adverse affect and shall reduce, first as to any stockholders who are the Non-Initiating Holders as a group and then as to the Initiating Holders as a group, pro rata within each group based on the number of Registrable Securities included in the request for Demand Registration, the amount of Registrable Securities to be included by each Designated Holder in such registration.

          (e) Selection of Underwriters. If any Demand Registration of
              -------------------------
Registrable Securities is in the form of an underwritten offering, the Initiating Holders holding a majority of the Registrable Securities held by all such Initiating Holders shall, in their discretion, select and obtain an investment banking firm to act as the managing underwriter of the offering (the "Underwriter"), subject to approval by VGT which shall not be unreasonably withheld.

     7.4  Piggy-Back Registration.
          -----------------------

          (a) Piggy-Back Rights.  If during the eighteen (18) month period
              -----------------
following the date of this Agreement, VGT proposes to file a registration statement under the Act, other than pursuant to Section 7.3 hereof, with respect to an offering by VGT for its own account of any class of security (other than a registration statement on Form S-4 or S-8 or any successor or other forms not available for registering capital stock for sale to the public), then VGT shall give written notice of such proposed filing to each of the Designated Holders of Registrable Securities at least 30 days before the anticipated filing date, and such notice shall describe in detail the proposed registration and distribution (including those jurisdictions where registration under the securities or blue sky laws is intended) and offer such Designated Holders the opportunity to register the number of Registrable Securities as each such holder may request. VGT shall use its best efforts (within ten days of the notice provided for in the preceding sentence) to cause the managing underwriter or underwriters of a proposed underwritten offering (the "Company Underwriter") to permit the Designated Holders of Registrable Securities who have requested to participate in the registration for such offering to include such Registrable Securities in such offering on the same terms and conditions as the securities of VGT included therein. Notwithstanding the foregoing, if VGT Underwriter delivers a written opinion to the Designated Holders of Registrable Securities that the total amount or kind of securities which they, VGT and any other persons or entities intend to include in such offering (the "Total Securities") is sufficiently large so as to have a material adverse effect on the distribution of the Total Securities, then the amount or kind of securities to be offered for the account of such Designated Holders and such other persons or entities (other than VGT) shall be reduced pro rata to the extent necessary to reduce the Total Securities to the amount recommended by VGT Underwriter. Unless waived by a Designated Holder in writing, each Designated Holder shall have the right to participate pro rata based upon the proportion of the Registrable Securities held by them bears to all Registrable Securities.

     7.5  Holdback Agreements and Termination.
          -----------------------------------

          (a) Delay of Rights Under Special Circumstances.  Upon receipt by VGT
              -------------------------------------------
of a request for Demand Registration pursuant to Section 7.3(a) hereof, VGT shall have the right, in the event that VGT is then engaged in business negotiations which would be materially adversely affected by a Demand Registration, or any other material business development or event has occurred which VGT believes in its reasonable judgment would be adversely affected by a Demand Registration, to delay the effectiveness of such request by the Initiating Holders for a period of up to 120 days; provided, however, that this right may only be exercised by VGT on one occasion. VGT shall exercise the foregoing delay right by delivering to the Initiating Holders, within 15 days after the receipt of such request, a written notice attesting to the necessity of such a delay.

          (b) Restrictions on Demands by Designated Holders and Termination of
              ----------------------------------------------------------------
Demand Rights. Each Designated Holder of Registrable Securities agrees that the
-------------
right to request a Demand Registration shall be suspended for a period of up to 180 days commencing upon the date VGT executes a letter of intent with an underwriter for a firm commitment underwritten public offering of its securities having an aggregate offering price of not less than $5,000,000, provided that a registration statement with respect to such offering is filed by VGT with the SEC within 45 days from the date of execution of such letter of intent. The foregoing suspension of the rights of the Holders will cease if such registration statement is not declared effective by the SEC within 60 days of the filing thereof.

     7.6  Registration Procedures.
          -----------------------

          (a)  Obligations of VGT. Whenever registration of Registrable
               ------------------
Securities has been requested pursuant to Sections 7.3 or 7.4 of this Agreement, VGT shall use its best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of distribution thereof as quickly as practicable, and in connection with any such request, VGT shall, as expeditiously as possible:

               (i) diligently use its best efforts to prepare and file with the SEC a registration statement on any form for which VGT then qualifies of which counsel for VGT shall deem appropriate and which form shall be available for the sale of such Registrable Securities in accordance with the intended method of distribution thereof, and use its best efforts to cause such registration statement to become effective; provided, however, that before filing a registration statement or prospectus or any amendments or supplements thereto, VGT shall (A) provide counsel selected by the Designated Holders holding a majority of the Registrable Securities being registered in such registration ("Holders' Counsel") and any other Inspector (as hereinafter defined) with an adequate and appropriate opportunity to participate in the preparation of such registration statement and each prospectus included therein (and each amendment or supplement thereto) to be filed with the SEC, which documents shall be subject to the review of Holders' Counsel, and (B) notify the Holders' Counsel and each seller of Registrable Securities of any stop order issued or threatened by the SEC and take all reasonable action required to prevent the entry of such stop order or to remove it if entered;

               (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 90 days, or such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold, and comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

               (iii) as soon as reasonably possible, furnish to each seller of Registrable Securities, prior to filing a registration statement, copies of such registration statement as is proposed to be filed, and thereafter such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as each such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

               (iv) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller of Registrable Securities reasonably requests, and to continue such qualification in effect in such jurisdiction for as long as is permissible pursuant to the laws of such jurisdiction, or for as long as any such seller requests or until all of such Registrable Securities are sold, whichever is shortest, and do any and all other acts and things which may be reasonably necessary or advisable to enable any such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided, however, that VGT shall not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 7.6(a)(iv), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction;

               (v) use its best efforts to cause the Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of VGT to enable the seller or sellers of Registrable Securities to consummate the disposition of such Registrable Securities;

               (vi) notify each seller of Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and VGT shall promptly prepare a supplement or amendment to such prospectus and furnish to each seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, after delivery to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made;

               (vii) enter into and perform customary agreements (including an underwriting agreement in customary form with the Underwriter, if any, selected as provided in Sections 7.3 or 7.4) and take such other actions as are prudent and reasonably required in order to expedite or facilitate the disposition of such Registrable Securities;

               (viii) make available for inspection by any seller of Registrable Securities, any managing underwriter participating in any disposition pursuant to such registration statement, Holders' Counsel and any attorney, accountant or other agent retained by any such seller or any managing underwriter (each, an "Inspector" and collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of VGT and its subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause VGT's and its subsidiaries, officers, directors and employees, and the independent public accountants of VGT, to supply all information reasonably requested by any such Inspector in connection with such registration statement. Records that VGT determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (A) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement, (B) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or (C) the information in such records has been made generally available to the public other than through a breach of the confidentiality requirement set forth above. Each Seller of Registrable Securities agrees that it shall, upon learning that disclosure of such Records is required by any court of competent jurisdiction, give notice to VGT and allow VGT, at VGT's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

               (ix) if such sale is pursuant to an underwritten offering, use its best efforts to obtain a "cold comfort" letter from VGT's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as Holders' Counsel or the managing underwriter reasonably request;

               (x) use its best efforts to furnish, at the request of any seller of Registrable Securities on the date such securities are delivered to the underwriters for sale pursuant to such registration or, if such securities are not being sold through underwriters, on the date the registration statement with respect to such securities becomes effective, an opinion, dated such date, of counsel representing VGT for the purposes of such registration, addressed to the underwriters, if any, and to the seller making such request, covering such legal matters with respect to the registration in respect of which such opinion is being given as such seller may reasonably request and are customarily included in such opinions;

              (xi) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable but no later than 15 months after the effective date of the registration statement, an earnings statement covering a period of 12 months beginning after the effective date of the registration statement, in a manner which satisfies the provisions of
Section 11(a) of the 1933 Act;

               (xii) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by VGT are then listed, provided, that the applicable listing requirements are satisfied;

               (xiii) keep each seller of Registrable Securities advised in writing as to the initiation and progress of any registration under Sections 7.3 or 7.4 hereunder;

               (xiv) cooperate with each seller of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD"); and

               (xv) use best efforts to take all other steps necessary to effect the registration of the Registrable Securities contemplated hereby.

          (b)  Seller Information  VGT may require each seller of Registrable
               ------------------
Securities as to which any registration is being effected to furnish to VGT such information regarding the seller and the distribution of such securities as VGT may from time to time reasonably request in writing.

          (c)  Notice to Discontinue.  Each Designated Holder of Registrable
               ---------------------
Securities agrees that, upon receipt of any notice from VGT of the happening of any event of the kind described in Section 7.6(a)(vi), such Designated Holder shall forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Designated Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 7.6(a)(vi) and, if so directed by VGT, such Designated Holder shall deliver to VGT (at VGT's expense) all copies, other than permanent file copies then in such Designated Holder's possession, of the prospectus covering such Registrable Securities which is current at the time of receipt of such notice. If VGT shall give any such notice, VGT shall extend the period during which such registration statement shall be maintained effective pursuant to this Agreement (including without limitation the period referred to in Section 7.6(a)(ii)) by the number of days during the period from and including the date of the giving of such notice pursuant to Section 7.6(a)(vi) to and including the date when the Designated Holder shall have received the copies of the supplemented or amended prospectus contemplated by and meeting the requirements of Section 7.6(a)(vi).

          (d)  Registration Expenses.  VGT shall pay all expenses (other than as
               ---------------------
set forth in Section 7.3(c)) arising from or incident to the performance of, or compliance with, this Agreement, including without limitation, (i) SEC, stock exchange and NASD registration and filing fees, (ii) all fees and expenses incurred in complying with securities or blue sky laws (including reasonable fees, charges and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, messenger and delivery expenses, (iv) the fees, charges and disbursements of counsel to VGT and of its independent public accountants and any other accounting and legal fees, charges and expenses incurred by VGT (including without limitation any expenses arising from any special audits incident to or required by any registration or qualification), and (v) any liability insurance or other premiums for insurance obtained (which insurance VGT agrees to use its best efforts to obtain upon the reasonable request of any seller of Registrable Securities) retained in connection with any Demand Registration or piggy-back registration pursuant to the terms of this Agreement, regardless of whether such registration statement is declared effective. All of the expenses described in this Section 7.5 are referred to herein as "Registration Expenses."

     7.7  Indemnification; Contribution
          -----------------------------

          (a) Indemnification by VGT. VGT agrees to indemnify, to the fullest
              ----------------------
extent permitted by law, each Designated Holder, its officers, directors, partners, employees, advisors and agents and each Person who controls (within the meaning of the 1933 Act or the Exchange Act) such Designated Holder from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue, or allegedly untrue, statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or notification or offering circular (as amended or supplemented if VGT shall have furnished any amendments or supplements thereto) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to VGT by such Designated Holder expressly for use therein. VGT shall also indemnify any underwriters of the Registrable Securities, their officers, directors and employees and each Person who controls such underwriters (within the meaning of the 1933 Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the Designated Holders of Registrable Securities.

          (b) Indemnification by Designated Holders. In connection with any
              -------------------------------------
registration statement in which a Designated Holder is participating pursuant to Sections 7.3 or 7.4 hereof, each such Designated Holder shall furnish to VGT in writing such information with respect to such Designated Holder as VGT may reasonably request or as may be required by law for use in connection with any such registration statement or prospectus and each Designated Holder agrees to indemnify, to the fullest extent permitted by law, VGT, any underwriter retained by VGT and their respective directors, officers, employees and each Person who controls VGT or such underwriter (within the meaning of the 1933 Act and the Exchange Act) to the same extent as the foregoing indemnity from VGT to the Designated Holders, but only with respect to any such information furnished in writing by such Designated Holder; provided, however, that the total amount to be indemnified by such Designated Holder pursuant to this Section 7.7(b) shall be limited to the net proceeds received by such Designated Holder in the offering to which the registration statement or prospectus relates.

          (c) Conduct of Indemnification Proceedings. Any Person entitled to
              --------------------------------------
indemnification hereunder (the "Indemnification Party") agrees to give prompt written notice to the indemnifying party (the "Indemnifying Party") after the receipt by the Indemnified

Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; provided, that the failure to notify the Indemnifying Party shall not relieve the Indemnifying Party of any liability that it may have to the Indemnified Party hereunder. If notice of commencement of any such action is given to the Indemnifying Party as above provided, the Indemnifying Party shall be entitled to participate in and, to the extent it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and satisfactory to such Indemnified Party. The Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel (other than reasonable costs of investigation) shall be paid by the Indemnified Party unless (i) the Indemnifying Party agrees to pay the same, (ii) the Indemnifying Party fails to assume the defense of such action with counsel satisfactory to the Indemnified Party in its reasonable judgment, (iii) the named parties to any such action (including any impleaded parties) have been advised by such counsel that either (A) representation of such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct or (B) there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party. In either of such cases the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party. No Indemnifying Party shall be liable for any settlement entered into without its written consent, which consent shall not be unreasonably withheld.

          (d) Contribution. If the indemnification provided for in this Section
              ------------
7.7 from the Indemnifying Party is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative faults of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Sections 7.7(a), 7.7(b) and 7.7(c), any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7.7(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation

(within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person.

          7.8  Rule 144.  VGT covenants that, from and after the date that VGT
               --------
has a class of equity securities registered under the Exchange Act, it shall (i) file any reports required to be filed by it under the Exchange Act and the rules and regulations adopted by the SEC thereunder; and (ii) take such further action as each Designated Holder of Registrable Securities may reasonably request (including providing any information necessary to comply with Rules 144 and 144A under the 1933 Act), all to the extent required from time to time to enable such Designated Holder to sell Registrable Securities without registration under the 1933 Act within the limitation of the exemptions provided by (a) Rule 144 or Rule 144A under the 1933 Act, as such rules may be amended from time to time, or
(b) any similar rules or regulations hereafter adopted by the SEC. VGT shall, upon the request of any Designated Holder of Registrable Securities, deliver to such Designated Holder a written statement as to whether it has complied with such requirements.

     8.   Interpretation and Enforcement.
          ------------------------------

          8.1  Survival of Representations.  All representations, warranties and
               ---------------------------
agreements contained herein or made in writing by VGT and Unistar in connection with the transactions contemplated hereby except any representation, warranty or agreement as to which compliance may have been appropriately waived, shall survive the execution and delivery of this Agreement and continue for a period of two years from the date of the Close, at which time all representations, warranties and agreements hereunder shall expire.

          8.2  Partial Invalidity.  If any term, covenant or condition of this
               ------------------
Agreement or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Agreement shall be valid and be enforced to the fullest extent permitted by law.

          8.3  Notices.  Any notices relating to this Agreement shall be deemed
               -------
sufficiently given and served for all purposes if given by a telegram filed, charges prepaid, or a writing deposited in the United States mail, postage prepaid and registered or certified within the United States, addressed as follows:

               If to VGT:

               Virtual Gaming Technologies, Inc.
               12625 High Bluff Drive, Suite 205A
               San Diego, California  92130
               Attention:  Daniel B. Najor, Chief Executive Officer

               If to Unistar:

               Unistar Entertainment, Inc.
               478 Wheelers Farms Road
               Milford, Connecticut  06460
               Attention:  Michael W. Yacenda, Executive Vice President

          8.4  Successors and Assigns.  This Agreement shall inure to the
               ----------------------
benefit of and be binding upon the successors and assigns of the parties hereto and no right or liability or obligation arising hereunder may be assigned by any party hereto.

          8.5  Effect of Headings.  The subject heading of the paragraphs and
               ------------------
subparagraphs of this agreement are included for purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.

          8.6  Entire Agreement.  This Agreement constitutes the entire
               ----------------
agreement between the parties pertaining to the subject matter contained in this Agreement and supersedes all prior and contemporaneous agreements, representations, and understandings of the parties. No supplement, modification or amendment to this Agreement shall be binding unless executed in writing by all parties. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provisions, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

          8.7  Counterparts.  This Agreement may be executed simultaneously in
               ------------
one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          8.8  Recovery of Litigation Expenses.  If any legal action is brought
               -------------------------------
for declaratory relief for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover their costs, including reasonable attorneys' fees, and other expenses incurred in that action or proceeding, in addition to any other relief to which they may be entitled.

          8.9  Agreement Understood.  The parties acknowledge that they and
               --------------------
those authorized to sign this Agreement are over the age of 18 and legally competent and authorized to execute this Agreement which is intended to be a legally binding contract dealing with the release and/or conveyance of certain valuable and important rights. Before signing this document, each of said parties has read the same from beginning to end and fully understands the Agreement from its beginning. Each party has had the opportunity to consult with counsel regarding this document and has received a copy of the same for their own records.

          8.10 Further Documents.  Each party agrees it will execute or cause to
               -----------------
be executed such further and other documents as are needed to carry out the expressed intents and purposes of this Agreement. It is understood that should it develop that there are any mistakes in this Agreement which would cause the release and discharge of the parties to be defective or less than complete, or if it or any provision is declared unenforceable by a court or arbitrator for any reason, then the parties shall execute any and all other instruments and do any and all other things necessary to effectuate a full, final and complete release of claims or possible claims in connection with the matters set forth in this Agreement.

          8.11 Modification.  This Agreement shall not be modified by either
               ------------
party by oral representation made before or after the execution of this Agreement. All modifications must be in writing and signed by the parties.

          8.12 Disclosure.  None of the Parties shall make or cause to be made
               ----------
any announcement, public or private, through any media whatsoever concerning the contents of this Agreement.

          8.13 Binding on Successors.  This Agreement and the covenants and
               ---------------------
conditions contained herein shall apply to, be binding upon, and inure to the administrators, executors, legal representatives, assignees, successors, agents and assigns of the parties hereto.

          8.14 Construction.  This Agreement shall not be construed against the
               ------------
party preparing it, but shall be construed as if all parties jointly prepared this Agreement and any uncertainty and ambiguity shall not be interpreted against a party. This Agreement is to be interpreted, enforced and governed by and under the laws of the State of California.

          8.15 Advise of Own Counsel.  Each of the VGT Parties acknowledge that
               ---------------------
Daniel K. Donahue, of Bruck & Perry, a Professional Corporation, has acted as counsel to the VGT Parties in connection with the negotiation and execution of this Agreement. The Executone Parties represent and acknowledge that they have been represented by Barbara C. Anderson, Esq., General Counsel and Secretary of Executone, in connection with the negotiation and execution of this Agreement and each party represents that they have read and have had this Agreement explained to them by their own counsel.

                     [Signatures continue on the next page]

          8.16 Fees and Expenses.  Each party shall bear all of its own costs,
               -----------------
expenses and attorneys' fees in connection with the matters released and the entering into of this Agreement.

          IN WITNESS WHEREOF, the parties have executed this Settlement Agreement and Mutual Release on the date first above written.

                              "VGT Parties"

                              VIRTUAL GAMING TECHNOLOGIES, INC.,
                              a Delaware corporation

                              By: /s/ Daniel B. Najor
                                 -----------------------------------------------
                                 Daniel B. Najor, Chief Executive Officer


                                /s/ Daniel B. Najor
                              --------------------------------------------------
                              Daniel B. Najor, an individual


                                /s/ Joseph R. Paravia
                              -------------------------------------------------
                              Joseph R. Paravia, an individual


                              "Executone Parties"

                              EXECUTONE INFORMATION SYSTEMS, INC.
                              a Virginia corporation


                              By: /s/ Michael W. Yacenda
                                 -----------------------------------------------
                                 Michael W. Yacenda, Executive Vice President


                              UNISTAR ENTERTAINMENT, INC.,
                              a Colorado corporation


                              By: /s/ Michael W. Yacenda
                                 -----------------------------------------------
                                 Michael W. Yacenda, President

                                   EXHIBIT B
                                   ---------

                            VGT DISCLOSURE STATEMENT


Sections 5.6 and 5.8
--------------------

     VGT and ERL have previously entered into certain written agreements ("CWH Agreement") with CasinoWorld Holdings, Ltd. ("CWH"), copies of which have previously been provided to the Executone Parties. VGT believes that CWH has materially breached those agreements and is presently seeking to resolve the issues presented by such breaches. Although CWH has not asserted in writing any claim that the VGT Parties, or any of them, are in breach of the CWH Agreements, VGT presumes that if it is forced to bring litigation against CWH that CWH will counterclaim based on the alleged breach by the VGT Parties.

Section 5.7
-----------

     VGT's 1996 corporate income tax return has not been filed as of this date.

Section 5.17
------------

     The Company has obligations in excess of $25,000 under the CWH Agreements and its Agreement dated September 24, 1996 between Virtual Casino Gaming and Wagering Company and ERL, a copy of which has been presented to the Executone Parties.